                      AMENDED AND RESTATED

            SUPPLEMENTAL RETIREMENT INCOME AGREEMENT

                               FOR

                      ---------------------

                      AMENDED AND RESTATED
          AGREEMENT FOR SUPPLEMENTAL RETIREMENT INCOME


          THIS AMENDED AND RESTATED AGREEMENT FOR SUPPLEMENTAL
RETIREMENT INCOME (the "Agreement") is made as of this 2nd day of
March, 1995 by and between           1              , an individual
                           ------------------------

(the "Participant") and FLEMING COMPANIES, INC. (the "Company") with respect to the following:

          WHEREAS, the Company and the Participant are parties to that certain Agreement for Supplemental Retirement Income (the "Old Agreement") which Agreement was adopted pursuant to the Supplemental Retirement Income Plan of Fleming Companies, Inc. and Its Subsidiaries; and

          WHEREAS, the Board of Directors of the Company has adopted the Amended and Restated Supplemental Plan effective
January 1, 1995 (the "Supplemental Plan"); and

          WHEREAS, the Company and the Participant desire to terminate the Old Agreement and replace it with this Agreement.

          NOW, THEREFORE, in consideration of mutual covenants hereinafter contained, the parties hereto agree as follows. All capitalized words used in this Agreement shall have the same meaning as such terms are used in the Supplemental Plan unless specifically denoted otherwise.

          1. PURPOSE OF SUPPLEMENTAL PLAN. The purpose of the Supplemental Plan and this Agreement is to provide to you, the Participant, the opportunity to earn a Supplemental Income as provided in this Agreement in order to retain you, as a key management associate, with the Company. Payment of the Supplemental Normal Retirement Income shall be made to you in consideration of future services rendered by you and shall be paid to you or your Beneficiary as hereinafter provided.

          2. MAXIMUM AMOUNT OF TARGET BENEFIT. The maximum amount of Target Benefit to which you will be entitled at your
Normal Retirement Date will be     2     percent ( 3 %) of your
                               ---------          -----
Annual Final Compensation.  This is your Target Benefit.  This
assumes that you will earn    4    years ( 5 ) Years of Credited
                           -------       -----
Service as of your Normal Retirement Date.

          3.   CALCULATION AND MANNER OF PAYMENT OF SUPPLEMENTAL
NORMAL RETIREMENT INCOME.

               (a) GENERAL. You, as a Participant, are also a participant in the Qualified Retirement Plan sponsored by the Company. Further, you have also earned a benefit in the form of a

Basic Retirement Income pursuant to the terms of the Qualified Retirement Plan as of the Effective Date or a date subsequent thereto. Your Supplemental Normal Retirement Income will equal the difference between the applicable Target Benefit selected for you by the Committee and the Offset Amounts otherwise payable to you as of your applicable Retirement Date, consisting of the following:

                    (1) the amount payable to you under Fleming's Qualified Retirement Plan; and

                    (2) Social Security amount payable to you and your spouse.

               (b)  MANNER OF PAYMENT OF SUPPLEMENTAL NORMAL
RETIREMENT INCOME. The Supplemental Normal Retirement Income will be paid to you and your Beneficiary, if applicable, in the manner elected by you below: (Check One Box Only)

                       METHODS OF PAYMENT

          1.   [ ]  Life of Participant Only

          2.   [ ]  50% Joint Annuitant Survivor Benefit

          3.   [ ]  75% Joint Annuitant Survivor Benefit

          4.   [ ]  100% Joint Annuitant Survivor Benefit

          5.   [ ]  5 Year Period Certain

          6.   [ ]  10 Year Period Certain

          7.   [ ]  15 Year Period Certain

The actual amounts payable at retirement or death will depend upon your age and/or your Beneficiary. Refer to Exhibit "A" for a complete description of the Methods of Payment.

               (c) CALCULATION. Exhibit "B" hereto contains an example calculation of Supplemental Normal Retirement Income assuming a retirement at age 65 and Exhibit "C" hereto contains an example calculation of Supplemental Early Retirement Income assuming retirement at age 55.

          4. COMMENCEMENT OF SUPPLEMENTAL RETIREMENT INCOME. Subject to the provisions of Section 9.2 of the Supplemental Plan, based upon the manner of payment elected by you for payment of your Supplemental Normal Retirement Income, payments shall actually commence as of your Early Retirement Date (only with the consent of the Committee), Normal Retirement Date, Disability Retirement Date, Postponed Retirement Date, or date of death, as the case may be, and shall be payable monthly to you or your Beneficiary, as the case may be, until payments cease as provided hereafter.

          5. AMENDMENT OR TERMINATION. This Agreement may be amended or terminated only with the consent of the Company and you, the Participant.

          6. EXPENSES. The expenses of administering this Agreement shall be borne by the Company and shall not be charged against your Supplemental Normal Retirement Income.

          7. APPLICABLE LAW. The provisions of this Agreement shall be construed, administered and enforced according to the laws of the State of Oklahoma.

          8. NO TRUST. No action under this Agreement by the Company or its Board of Directors shall be construed as creating a trust, escrow or other secured or segregated fund, in favor of you or your Beneficiary, or any other person otherwise entitled to your Supplemental Normal Retirement Income and accruals thereon. The status of you and your Beneficiary with respect to any liabilities assumed by the Company hereunder shall be solely those of unsecured creditors of the Company. Any asset acquired or held by the Company in connection with liabilities assumed by it hereunder, shall not be deemed to be held under any trust, escrow or other secured or segregated fund for the benefit of the you or your Beneficiary or to be security for the performance of the obligations of the Company, but shall be, and remain a general, unpledged, unrestricted asset of the Company at all times subject to the claims of general creditors of the Company.

          9. NO ASSIGNABILITY. Neither you, your Beneficiary, nor any other person shall acquire any right to or interest in any Supplemental Normal Retirement Income and accruals thereon, otherwise than by actual payment in accordance with the provisions of this Agreement, or have any power to transfer, assign, anticipate, pledge, mortgage or otherwise encumber, alienate or transfer any rights hereunder in advance of any of the payments to be made pursuant to the Agreement or any portion thereof which is expressly declared to be nonassignable and nontransferable. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities, or torts of the person entitled to such benefit. If you or your Beneficiary should become bankrupt or attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge any right to a benefit hereunder or under the Supplemental Plan, then such right or benefit shall, in the discretion of the Committee, cease and terminate, and, in such event, the Committee may hold or apply the same or any part thereof for the benefit of you and your Beneficiary, in such manner and in such portion as the Committee, in its sole and absolute discretion, may deem proper.

          10. AGREEMENT DOES NOT GUARANTEE CONTINUED EMPLOYMENT OF PARTICIPANT. The execution of this Agreement by the Company and you, as the Participant, in no way whatsoever guarantees the continuation of employment of you with the Company. Further, notwithstanding any provision contained in this Agreement or the Supplemental Plan which may imply or specify to the contrary, except as provided in the Supplemental Plan, your right to receive a Supplemental Normal Retirement Income (or any other benefit) under this Agreement or the Supplemental Plan shall at all times be forfeitable prior to the specific date that you first satisfy the requirements for actually retiring on your applicable Retirement Date or as of the date of your death, as the case may be. Accordingly, in the event of termination of employment of Participant prior to such applicable date (except as specifically provided in the Supplemental Plan) neither you nor your Beneficiary, or any other person shall be entitled to any benefit pursuant to the terms of this Agreement or the Supplemental Plan.

          11. WITHHOLDING. The Company and the Participant shall comply with all federal and state laws and regulations respecting the withholding, deposit and payment of any income, employment or other taxes relating to any payments or rights to payments under this Agreement.

          12.  DESIGNATION OF BENEFICIARY.

               (a) You, as the Participant, hereby designate the following individual as your Beneficiary to receive any Supplemental Death Benefit (including any benefit to be paid to such Beneficiary as the surviving "joint annuitant" pursuant to
Section 3(b) hereof) payable to you under this Agreement or the Supplemental Plan in the event of your death:


Name                     Address                    Relationship

- --------------------  -------------------------     ------------

                      -------------------------



               (b) You understand that during your lifetime, you may at any time change the Beneficiary designated herein by delivering to the Committee a new designation of a Beneficiary.

          13. RELATIONSHIP BETWEEN AGREEMENT AND SUPPLEMENTAL PLAN. This Agreement has been entered into by and between Company and Participant in accordance with and pursuant to authority granted to the Committee pursuant to the terms and provisions of the Supplemental Plan. In the event that there develops a conflict between this Agreement and the terms and provisions of the Supplemental Plan, the terms and provisions of the Supplemental

Plan, as interpreted by the Committee in its sole discretion, shall control and be final and conclusive.

          14. LIMITATION ON PAYMENT OF BENEFITS. The payment of the Supplemental Normal Retirement Income as provided in this Agreement shall accrue and be payable to you or your Beneficiary, as the case may be, only at such times and upon the occurrence of such conditions as heretofore described. In no event whatsoever shall you or your Beneficiary have any right, claim, or interest of any kind whatsoever in any future payments of such Supplemental Normal Retirement Income and such payments shall accrue and be payable only on a monthly basis as provided hereinabove. In no event may you or your Beneficiary be entitled to receive a lump sum payment or other sum approximating the right to receive any future payments of Supplemental Normal Retirement Income hereunder.

          15. TERMINATION OF OLD AGREEMENT. Effective as of the date of the execution and delivery of this Agreement, the Old
Agreement shall be terminated and of no further force and effect.

          16. EFFECTIVE DATE. This Agreement shall be effective from and after the day and year first above written.

          DATED the day and year first above written.

                              FLEMING COMPANIES, INC., an Oklahoma
                              corporation

                              By
                                 -----------------------------------
                                 Larry A. Wagner, Senior Vice
                                 President-Human Resources

                                           "COMPANY"


                                  -----------------------------------
                                         (6)

                                           "PARTICIPANT"

                           EXHIBIT "A"

                DESCRIPTION OF METHODS OF PAYMENT


METHOD 1 - Life of
Participant Only:        A Supplemental Normal Retirement
                         Income will be paid for your life
                         only.  Upon your death, all payments
                         of Supplemental Normal Retirement
                         Income shall cease.

METHOD 2 - 50%
Joint Annuitant
Survivor Benefit:        A reduced amount of Supplemental
                         Normal Retirement Income will be paid
                         to you for your life, then, at your
                         death 50% of such amount shall be paid
                         to your surviving Beneficiary.  In the
                         event that your surviving Beneficiary
                         has predeceased you, or should
                         otherwise die after your death, then
                         no further payments will be paid under
                         Method 2 or this Agreement.

METHOD 3 - 75%
Joint Annuitant
Survivor Benefit:        A reduced amount of Supplemental
                         Normal Retirement Income will be paid
                         to you for your life, then, at your
                         death 75% of such amount shall be paid
                         to your surviving Beneficiary.  In the
                         event that your surviving Beneficiary
                         has predeceased you, or should
                         otherwise die after your death, then
                         no further payments will be due under
                         Method 3 or this Agreement.

METHOD 4 - 100%
Joint Annuitant
Survivor Benefit:        A reduced amount of Supplemental
                         Normal Retirement Income will be paid
                         to you for your life, then, at your
                         death 100% of such amount shall be
                         paid to your surviving Beneficiary.
                         In the event that your surviving
                         Beneficiary has predeceased you, or
                         should otherwise die after your death,
                         then no further payments will be due
                         under Method 4 or this Agreement.



METHOD 5 - 5 Year
Period Certain:          A reduced amount of Supplemental
                         Normal Retirement Income will be paid
                         for a period of 5 years certain.
                         After the expiration of such 5 year
                         period, payments shall then continue
                         for your life in the same amount.  In
                         the event of your death during the 5
                         year period certain, then, the balance
                         of such payments due only during such
                         5 year period will be paid to your
                         surviving Beneficiary.  After the
                         expiration of such 5 year period, then
                         all payments shall cease.  In the
                         event of the expiration of such 5 year
                         period, and you die, then, no further
                         benefits will be paid under METHOD 5
                         or this Agreement.

METHOD 6 - 10 Year
Period Certain:          A reduced amount of Supplemental
                         Normal Retirement Income shall be paid
                         for a period of 10 years certain.
                         After the expiration of such 10 year
                         period, payments shall then continue
                         for your life in the same amount.  In
                         the event of your death during the 10
                         year period certain, then, the balance
                         of such payments due only during such
                         10 year period will be paid to your
                         surviving Beneficiary.  After the
                         expiration of such 10 year period,
                         then all payments shall cease.  In the
                         event of the expiration of such 10
                         year period, and you die, then, no
                         further benefits will be paid under
                         METHOD 6 or this Agreement.


METHOD 7 - 15 Year
Period Certain:          A reduced amount of Supplemental
                         Normal Retirement Income shall be paid
                         for a period of 15 years certain.
                         After the expiration of such 15 year
                         period, payments shall then continue
                         for your life in the same amount.  In
                         the event of your death during the 15
                         year period certain, then, the balance
                         of such payments due only during such
                         15 year period will be paid to your
                         surviving Beneficiary.  After the
                         expiration of such 15 year period,
                         then all payments shall cease.  In the
                         event of the expiration of such 15
                         year period, and you die, then, no
                         further benefits will be paid under
                         METHOD 7 or this Agreement.


                           EXHIBIT "B"


          EXAMPLE OF CALCULATION OF SUPPLEMENTAL NORMAL
         RETIREMENT INCOME ASSUMING RETIREMENT AT AGE 65


ASSUMPTIONS:

     -   Final Average Earnings    =                     $200,000
     -   Category I Participant
     -   28 Years Service
     -   Retire at 65
     -   Estimated SSA             =                       13,610
     -   Spousal SSA               =                        6,805
     -   "B" Account               =                      120,000
     -   Annual Pension            =                     $ 53,582


CALCULATIONS:

         Final Average Earnings                          $200,000
         SERP Target                                   x      .68
                                                          --------
                                                         $136,000
         Less "B" Acct. Equivalent                     -   14,748
         Less Pension                                  -   53,582
         Less Age 65 Primary SSA                       -   13,610
         Less Spousal SSA                              -    6,805
                                                          --------
         Annual Life Only SERP                           $ 47,255



                              EXHIBIT "C"

          EXAMPLE OF CALCULATION OF SUPPLEMENTAL EARLY
         RETIREMENT INCOME ASSUMING RETIREMENT AT AGE 55


ASSUMPTIONS:

     -   Final Average Earnings    =                     $200,000
     -   Category I Participant
     -   28 Years Service
     -   Retire at 55
     -   Estimated SSA             =                       13,610
     -   Spousal SSA               =                        6,805
     -   "B" Account               =                      120,000
     -   Annual Pension            =                     $ 24,899

CALCULATIONS:

         Final Average Earnings                          $200,000
         SERP Target                                   x      .68
                                                         ---------
                                                         $136,000
         Less 42% Early Retire. Reduct.                -   57,120
                                                         ---------
                                                           78,880
         Less "B" Acct. Equivalent                     -   12,024
         Less Pension                                  -   24,899
         Less Age 65 Primary SSA                       -   13,610
         Less Spousal SSA                              -    6,805
                                                         --------
         Annual Life Only SERP                           $ 21,542
